SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is dated as of June 23, 2009 and entered into by and among O2DIESEL CORPORATION, a Delaware corporation (“O2Corp.”), O2DIESEL FUELS, INC., d/b/a O2Diesel, Inc., a Delaware corporation (“O2Inc.” and together with O2Corp., each a “Grantor” and collectively the “Grantors”) and ENERGENICS HOLDINGS PTE LTD. (“Secured Party”).

PRELIMINARY STATEMENTS

A.           Pursuant to Secured Promissory Note dated as of June 23, 2009 issued by Makers (as defined therein) in favor of Secured Party (said Secured Promissory Note, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Note”, Secured Party has made certain commitments, subject to the terms and conditions set forth in the Note, to make loans to Makers.

B.           It is a condition to the making or maintaining of loans by Secured Party under the Note that Grantors shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

NOW, THEREFORE, in consideration of the agreements set forth herein and in order to induce Secured Party to make and maintain loans under the Note, each Grantor hereby agrees with Secured Party as follows:

SECTION 1.  Grant of Security.

Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor’s right, title and interest in and to all of the personal property of such Grantor including the following, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired and wherever the same may be located (the “Collateral”):

(a)           all Accounts;

(b)           all Chattel Paper;

(c)           all Money and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts;

(d)           all Documents;

(e)           all General Intangibles (including contract rights and patents, trademarks, service marks, copyrights, and other intellectual property), Payment Intangibles and Software;

(f)           all Goods, including Inventory, Equipment, Farm Products and Fixtures;

(g)           all Instruments;

(h)           all Investment Property, including the pledged equity set forth on Schedule 3 hereto;

(i)           all Letter-of-Credit Rights and other Supporting Obligations;

(j)           all Records;

(k)           all Commercial Tort Claims, including those set forth on Schedule 4 hereto; and

(l)           all Proceeds and Accessions with respect to any of the foregoing Collateral.

Each category of Collateral set forth above shall have the meaning set forth in the UCC, it being the intention of the Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets.

SECTION 2.  Security for Obligations.

This Agreement secures, and the Collateral is collateral security for, the prompt payment in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of each Grantor.  “Secured Obligations” means all obligations and liabilities of every nature of such Grantor now or hereafter existing under or arising out of or in connection with the Note and the other Note Documents, together with all extensions or renewals thereof, whether for principal, interest, reimbursement of amounts drawn under letters of credit, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement (including, without limitation, interest and other amounts that, but for the filing of a petition in bankruptcy with respect to any Grantor, would accrue on such obligations, whether or not a claim is allowed against such Grantor for such amounts in the related bankruptcy proceeding).

SECTION 3.  Representations and Warranties.

Each Grantor represents and warrants as follows:

(a)           Jurisdiction of Organization.  Each Grantor’s name as it appears in official filings in the state of its organization, type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization and organization number provided by the applicable government authority of the jurisdiction of organization are set forth on Schedule 1 annexed hereto.

(b)           Names.  No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the five year period preceding the date hereof had a different name from the name of such Grantor listed on the signature pages hereof, except as set forth on Schedule 2 annexed hereto.

(c)           Due Authorization, etc.  Each Grantor is duly formed, validly existing and in good standing under the law of its jurisdiction of organization and has full entity power and authority to execute, deliver and perform this Agreement.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary entity action.  This Agreement constitutes a legally valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms, except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

(d)           No Conflict.  The execution, delivery and performance of this Agreement by each Grantor will not violate the organizational documents of such Grantor, any provision of law applicable to such Grantor or any order, judgment or decree of any court or other governmental agency binding on such Grantor.

(e)           Security Interests.  The security interests in the Collateral granted hereunder constitute valid security interests in the Collateral, securing payment of the Secured Obligations.

SECTION 4.   Further Assurances.

Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, each Grantor will:  (a) (i) execute (if necessary) and file such financing or continuation statements, or amendments thereto, (ii) execute and deliver, and cause to be executed and delivered, agreements establishing that Secured Party has control of Deposit Accounts and Investment Property of such Grantor, (iii) deliver to Secured Party all certificates or Instruments representing or evidencing Investment Property, accompanied by duly executed endorsements or instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party and (iv) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (b) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail; (c) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party; (d) at Secured Party’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or Secured Party’s security interest in all or any part of the Collateral; and (e) use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of Secured Party with respect to any Collateral. Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers “all assets” or “all personal property” of such Grantor).

SECTION 5.  Certain Covenants of Grantors.

Each Grantor shall:

(a)           not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(b)           give Secured Party at least 30 days’ prior written notice of any change in such Grantor’s name, identity or corporate structure;

(c)           give Secured Party at least 30 days’ prior written notice of any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor;

(d)           pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against, the Collateral except to the extent the validity thereof is being contested in good faith; provided that such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment; and

(e)           permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from Records of the Collateral, and each Grantor agrees to render to Secured Party, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

SECTION 6.  Special Covenants with respect to Accounts.

Except as otherwise provided in this section, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts.  In connection with such collections, each Grantor may take (and, at Secured Party’s direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to (a) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, (b) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party, (c) enforce collection of any such Accounts at the expense of Grantors, and (d) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.  After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement), and (ii) such Grantor shall not, without the written consent of Secured Party, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 7.  Secured Party Appointed Attorney-in-Fact.

Each Grantor hereby irrevocably appoints Secured Party as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party’s discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)           upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor;

(b)           upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)           upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) and (b) above;

(d)           upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of Secured Party with respect to any of the Collateral;

(e)           to pay or discharge liens (other than liens permitted under this Agreement or the Note) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

(f)           upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

(g)           upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party’s option and Grantors’ expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 8.  Secured Party May Perform; Standard of Care.

If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under Section 11(b) hereof.  The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

SECTION 9.  Remedies.

(a)           Generally.  If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of any Grantor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with Secured Party and provide instructions directing the disposition of funds in Deposit Accounts not maintained with Secured Party and (vii) provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and, without notice to any Grantor, transfer to or register in the name of Secured Party or any of its nominees any or all of the Collateral constituting Investment Property.  Secured Party or any affiliate of Secured Party may be the purchaser of any or all of the Collateral at any such sale and Secured Party or such affiliate, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale.  Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree; provided that such sale is conducted in a commercially reasonable manner.  If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor (including but not limited to the covenants to take such as acts as may be requested by Secured Party pursuant to section 4 hereof and the covenant to take such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts), and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

(b)           Intellectual Property.  In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default, hereby assigns, transfers and conveys to Secured Party the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes owned or used by such Grantor that relate to the Collateral, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral.  This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise.  Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.

SECTION 10.  Application of Proceeds.

Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following order of priority:

FIRST:  To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantors, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder;

SECOND:  To the payment of all other Secured Obligations (for the ratable benefit of the holders thereof) and, as to obligations arising under the Note, as provided in the Note; and

THIRD:  To the payment to or upon the order of Makers, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 11.  Indemnity and Expenses.

(a)           Grantors jointly and severally agree to indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

(b)           Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the fees and expenses of counsel and of any experts and agents, that Secured Party may incur in connection with the custody or preservation of the Collateral, the exercise of rights or remedies hereunder or the failure by any Grantor to perform or observe any of the provisions hereof.

(c)           The obligations of Grantors in this Section 11 shall survive the termination of this Agreement and the discharge of Grantors’ other obligations under this Agreement, the Note and the other Note Documents.

SECTION 12.  Amendments; Etc.

No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors.  Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 13.  Notices.

Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three business days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received.  For the purposes hereof, the address of each party hereto shall be set forth under such party’s name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 14.  Failure or Indulgence Not Waiver; Remedies Cumulative; Severability.

(a)           No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.  All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(b)           In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 15.  Continuing Security Interest; Transfer of Loans; Termination and Release.

(a)           This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations (other than Unasserted Obligations) and termination of all commitments to extend credit under the Note, (ii) be binding upon each Grantor and its successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (iii), Secured Party may assign or otherwise transfer any loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise.

(b)           Upon the payment in full of all Secured Obligations (other than Unasserted Obligations) and termination of all commitments to extend credit under the Note, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors.  Upon any such termination Secured Party will, at Grantors’ expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

SECTION 16.  Headings.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 17.  Governing Law; Rules of Construction.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF DELAWARE, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL.

SECTION 18.  Consent to Jurisdiction and Service of Process.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF DELAWARE.

SECTION 19.  Waiver of Jury Trial.

GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

SECTION 20.  Counterparts.

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 21.  Definitions.

(a)           Each capitalized term utilized in this Agreement that is not defined in this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in Divisions 1, 8 or 9 of the UCC.

(b)           In addition, the following terms used in this Agreement shall have the following meanings:

“Collateral” has the meaning set forth in Section 1 hereof.

“Collateral Documents” means this Agreement and all other instruments or documents delivered by any Grantor pursuant to this Agreement or any of the other Note Documents in order to grant to Secured Party, a Lien on any property of that Grantor as security for the Secured Obligations.

“Event of Default” means any Event of Default as defined in the Note.

“Note” has the meaning set forth in the Preliminary Statements of this Agreement.

“Note Documents” means this Agreement, the Note, and the Collateral Documents.

“Secured Obligations” has the meaning set forth in Section 2 hereof.

“Subsidiary” with respect to any person, means any corporation, partnership, trust, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the members of the governing body is at the time owned or controlled, directly or indirectly, by that person or one or more of the other Subsidiaries of that person or a combination thereof.

“UCC” means the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of Delaware.

SECTION 22.  Additional Grantors.

The initial Grantors hereunder shall be each Maker.  Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Secured Party not to cause any Subsidiary of each Maker to become an additional Grantor hereunder.  This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

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IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

O2DIESEL CORPORATION, as a Maker

By:
Name:
Title:

Notice Address:

O2DIESEL FUELS, INC., as a Maker d/b/a O2DIESEL, INC.

By:
Name:
Title:

Notice Address:

ENERGENICS HOLDINGS PTE LTD., as Secured Party

By:
Name:
Title:

Notice Address:

SCHEDULE 1
TO
SECURITY AGREEMENT

Type and Jurisdiction of Organization

Name of Grantor	Type of Organization	Jurisdiction of Organization	Organization Number

SCHEDULE 2
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SECURITY AGREEMENT

Other Names

Name of Grantor	Other Names

SCHEDULE 3
TO
SECURITY AGREEMENT

Pledged Equity

Equity Issuer	Class of Equity	Equity Certificate Nos.	Par Value	Amount of Equity Interests	Percentage of Outstanding Equity Pledged

SCHEDULE 4
TO
SECURITY AGREEMENT

Commercial Tort Claims